UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1630 Welton St., Floor 4, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Consummation of Plan of Arrangement

As previously disclosed on December 18, 2019, Akerna Corp., a Delaware corporation (the “Company”), entered into an arrangement agreement, as amended by Amendment to Arrangement Agreement dated February 28, 2020 (“Amendment to Arrangement Agreement”), Amendment No. 2 to Arrangement Agreement dated May 26, 2020 (“Amendment No. 2 to Arrangement Agreement), and Amendment No. 3 to Arrangement Agreement dated June 1, 2020 (“Amendment No. 3 to Arrangement Agreement”) (the “Arrangement Agreement”), among the Company, Akerna Canada Ample Exchange Inc., a corporation incorporated under the Business Corporations Act (Ontario) (the “OBCA”) and a wholly-owned subsidiary of the Company (the “Purchaser”), and Ample Organics Inc., a corporation incorporated under the OBCA (“Ample”), pursuant to which the Company through the Purchaser agreed to acquire all of the issued and outstanding equity of Ample (the “Arrangement”). On July 7, 2020 (the “Closing Date”), the Arrangement was consummated by way of a court-approved plan of arrangement under Ontario law (the “Plan of Arrangement”) and Ample became an indirect wholly-owned subsidiary of the Company.

Pursuant to the Arrangement Agreement and the Plan of Arrangement, on the Closing Date, holders of Ample common shares and Class A preferred shares (collectively, the “Ample Shares”) received a number of redeemable preferred shares of the Purchaser (the “Exchangeable Shares”) equal to the number of Ample Shares multiplied by the exchange ratio of 0.0524 (the “Exchange Ratio”). In the aggregate, Ample shareholders received 3,294,574 Exchangeable Shares. The Exchange Ratio was agreed to on December 18, 2019, and was not adjusted for any subsequent changes in market price of the Company’s common stock, par value $0.0001 per share (the “Akerna Shares”) or the Ample Shares prior to the Closing Date. The Exchangeable Shares are exchangeable for Akerna Shares on a 1:1 basis, as determined in accordance with the Arrangement Agreement.

Based on the closing price of the Akerna Shares on the Closing Date, the consideration received by Ample shareholders in the aggregate had a value of approximately $30.7 million. Of the 3,294,574 Exchangeable Shares that were issued to former Ample shareholders in connection with the consummation of the Arrangement, an aggregate of 658,915 Exchangeable Shares were issued as “Closing Consideration” and an aggregate of 2,635,659 Exchangeable Shares, constituting part of the “Escrowed Consideration” were issued into escrow pursuant to an escrow agreement (the “Escrow Agreement”), entered into on July 7, 2020 by and among the Company, Purchaser, John Prentice, as Shareholder Representative, and Odyssey Trust Company. Under the Escrow Agreement, subject to unresolved claims by the Company under the Arrangement Agreement in respect of fraud, the Escrowed Consideration shall be released to former Ample shareholders upon the six-, nine-, and twelve-month anniversaries of the Closing Date in accordance with the following schedule - 988,372 shares on the six-month anniversary, 823,643 shares on the nine-month anniversary, and 823,644 shares on the twelve-month anniversary.

In addition to the Exchangeable Shares, each Ample shareholder, upon the Arrangement becoming effective on the Closing Date (the “Closing Time”), received one Contingent Value Right (each a “CVR” and collectively the “CVRs”). Each CVR entitles the holder to receive a portion of Deferred Consideration (as defined in the Arrangement Agreement) that the initial holder of such CVR was entitled to receive in its capacity as an Ample shareholder, with an aggregate of up to CAD$10,000,000 additional Exchangeable Shares issuable to the holders of the CVRs subject to downward adjustment pursuant to the Arrangement Agreement. Pursuant to the Rights Indenture entered into on July 7, 2020 by and among the Company, Purchaser, John Prentice, as Shareholder Representative, and Odyssey Trust Company (the “Rights Indenture”), holders of CVRs are entitled to additional Exchangeable Shares if certain revenue targets are achieved by Ample during the twelve-month period following the Closing Date.

Ample’s shareholders adopted and approved the Arrangement Agreement and the Plan of Arrangement on June 26, 2020. The Company’s shareholders approved the issuance of the Akerna Shares (including the Akerna Shares issuable upon exchange of the Exchangeable Shares, including upon exchange of additional Exchangeable Shares issuable pursuant to the CVRs) in connection with the Arrangement on June 26, 2020. The Ontario Superior Court of Justice issued a final order approving the Plan of Arrangement on June 30, 2020.

Exchangeable Share Support Agreements and Voting and Exchange Trust Agreement

On July 7, 2020, the Company entered into (i) an Exchangeable Share Support Agreement together with the Purchaser, Akerna Canada Holdings Inc., a corporation incorporated under the OBCA (“Callco”), and John Prentice, as Shareholder Representative, and (ii) a Voting and Exchange Trust Agreement (the “Voting and Exchange Trust Agreement”) with the Purchaser, Callco, and Odyssey Trust Company (the “Trustee”) solely for the purpose of ensuring that each Exchangeable Share is substantially the economic and voting equivalent of an Akerna Share, and, following the registration of the Akerna Shares issuable upon exchange of the Exchangeable Shares under the Securities Act of 1933, as amended (the “Securities Act”), ensuring that each Exchangeable Share is exchangeable on a one-for-one basis for an Akerna Share, subject to certain limitations set forth therein. Together, the Voting and Exchange Trust Agreement and the Exchangeable Share Support Agreement set forth the terms governing the Exchangeable Shares. Through the Voting and Exchange Trust Agreement and the issuance by the Company to the Trustee of a special voting share (the “Special Voting Share”), each holder of Exchangeable Shares effectively has the ability to cast votes along with holders of Akerna Shares, as described below under Item 3.03 of this Current Report on Form 8-K. In addition, the Voting and Exchange Trust Agreement grants exchange rights upon an event of insolvency of the Purchaser, or the liquidation, dissolution or winding up of the Company.

The foregoing description of the Arrangement, the Arrangement Agreement and the transactions consummated thereby is merely a summary of the material terms thereof, and is qualified in its entirety by reference to the Arrangement Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 18, 2019, Amendment to Arrangement Agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 3, 2020, Amendment No. 2 to Arrangement Agreement and Amendment No. 3 to Arrangement Agreement filed as Exhibits 2.3 and 2.4 to this Current Report on Form 8-K, respectively, and the Voting and Exchange Trust Agreement, the Exchangeable Share Support Agreement, , the Escrow Agreement, and the Rights Indenture, filed as Exhibits 9.1, 10.1, 10.2, 10.3 and to this Current Report on Form 8-K, respectively.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 2.01 of this Current Report on Form 8-K, on the Closing Date pursuant to the Plan of Arrangement, the Purchaser issued 3,294,574 Exchangeable Shares to Ample shareholders on July 7, 2020, which, upon exchange of all such Exchangeable Shares for Akerna Shares pursuant to their terms, will represent approximately 20.3% of the total number of issued and outstanding Akerna Shares.

In connection with the completion of the Arrangement and the creation and issuance of the Exchangeable Shares by Purchaser, as described above under Item 2.01 of this Current Report on Form 8-K, the Company filed a Certificate of Designation for the Special Voting Share with the Secretary of State of the State of Delaware on June 26, 2020 to create the Special Voting Share that was issued to the Trustee.

The Special Voting Share has a par value of $0.0001 per share. The Special Voting Share entitles the holder thereof to an aggregate number of votes equal to the number of the Exchangeable Shares issued and outstanding from time to time and which are not owned by the Company or its subsidiaries. Except as otherwise provided herein or by law, the holder of the Special Voting Share and the holders of Akerna Shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders. With respect to all meetings of shareholders of the Company at which holders of Akerna Shares are entitled to vote, each registered holder of Exchangeable Shares (each, a “Beneficiary”) shall be entitled to instruct the Trustee to cast and exercise, in the manner instructed, that number of votes equal to the “Equivalent Vote Amount” for each Exchangeable Share owned of record by such Beneficiary at the close of business on the record date established by the Company or by applicable law for such meeting, in respect of each matter, question, proposal or proposition to be voted on at such meeting. At such time as the Special Voting Share has no votes attached to it, the Special Voting Share shall be automatically cancelled.

The foregoing description of the Certificate of Designation for the Special Voting Share does not purport to be complete and is subject to, and qualified in its entirety by, the Certificate of Designation for the Special Voting Share, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The Exchangeable Shares and the Special Voting Share were issued in connection with the consummation of the Plan of Arrangement pursuant to the exemption from registration under the Securities Act provided by Section 3(a)(10) of the Securities Act based on the final order of the Ontario Superior Court of Justice issued on June 30, 2020, approving the Plan of Arrangement following a hearing by the court upon the fairness of the terms and conditions on which all persons to whom it is proposed the securities will be issued shall have the right to appear.

On the Closing Date pursuant to the Plan of Arrangement, the Company issued options under Akerna’s 2019 Long Term Incentive Plan exercisable for 48,208 Akerna Shares with a weighted average exercise price of $32.09 to employees of Ample in exchange for such employee’s options to acquire Ample common shares and options outside of Akerna’s 2019 Long Term Incentive Plan to acquire 202 Akerna Shares with a weighted average exercise price of $29.53 to former employees of Ample in exchange for such employee’s options to acquire Ample common shares. The Options were issued pursuant to exemptions from registration under the Securities Act pursuant to Section 4(a)(2) thereof and Rule 903 of Regulation S under the Securities Act based on the residency and representations of the holders of Ample options. The options issued under Akerna’s 2019 Long Term Incentive Plan will be exercisable under the Company’s Form S-8 registration statement for the 2019 Long Term Incentive Plan. The options issued outside of the 2019 Long Term Incentive Plan will be exercisable pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, Rule 506(b) of Regulation D thereunder and Rule 903 of Regulation S thereunder or such other available exemption, in each case, in accordance with the residency and representations of the holder thereof at the time of exercise.

In accordance with the terms of the outstanding common share purchase warrants of Ample (the “Ample Warrants”), following the Closing Date, the Company assumed the covenants and obligations of Ample thereunder and upon exercise of such warrants the holders thereof will receive Akerna Shares. The exercise price and number of shares acquirable upon exercise of the Ample Warrants was adjusted to reflect the Exchange Ratio of Ample Shares for Akerna Shares. Pursuant to the assumed obligations, the Ample Warrants outstanding are exercisable for up to an aggregate of 52,349 Akerna Shares at a weighted average exercise price of $49.31. The Ample Warrants will be exercisable pursuant to exemptions from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof, Rule 506(b) of Regulation D thereunder and Rule 903 of Regulation S thereunder or such other available exemption, in each case, in accordance with the residency and representations of the holder thereof at the time of exercise.

The disclosure under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

The disclosure under Items 2.01 and 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 8, the Company posted an investor presentation to its website at www.akerna.com. A copy of the investor presentation is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on July 8, the Company issued a press release announcing the closing of the of the Arrangement. A copy of the press release is furnished hereto as Exhibit 99.4.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.4 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

The audited and unaudited interim financial statements of Ample, are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information for the Company and Ample is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits

Exhibit	Description

2.1	Arrangement Agreement dated December 18, 2019 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on December 18, 2019)
2.2	Amendment to Arrangement Agreement dated February 28, 2020 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the Commission on March 3, 2020)
2.3*	Amendment No. 2 to Arrangement Agreement dated May 26, 2020
2.4*	Amendment No. 3 to Arrangement Agreement dated June 1, 2020
3.1*	Certificate of Designation for the Special Voting Share
9.1*	Voting and Exchange Trust Agreement
10.1*	Exchangeable Share Support Agreement
10.2*	Escrow Agreement
10.3*	Rights Indenture
23.1*	Consent of Ernst & Young LLP
99.1**	Investor Presentation
99.2*	Audited and Interim Financial Statements of Ample Organics, Inc.
99.3*	Unaudited Pro Forma Financial Information
99.4**	Press Release

*	Filed herewith.
**	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer
Dated: July 8, 2020